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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 29, 2000 relating to the financial statements, which appear in Pride International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, as amended. We also consent to the reference to us under the headings "Experts" and "Independent Accountants" in such Registration Statement.


                                                 PricewaterhouseCoopers LLP

Houston, Texas
June 23, 2000